Global Beta ETF Trust

Summary Prospectus

Global Beta Rising Stars ETF	NYSE Arca, Inc.
GBGR

March 31, 2021

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.globalbetaetf.com. You can also get this information at no cost by calling (833) 933-2083 or by sending an email request to admin@globalbetaadvisors.com. The Fund’s prospectus and statement of additional information, both dated March 31, 2021, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Global Beta Rising Stars ETF (the “Fund”) seeks to track the performance (before fees and expenses) of the FactSet Rising Stars Index (the “Target Index”).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)
Management Fees	0.29%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	1.76%
Total Annual Fund Operating Expenses	2.05%
Fee Waiver and/or Expense Reimbursement(3)	(1.76)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.29%

(1) Pursuant to a Rule 12b-1 distribution and service plan (“Plan”), the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees (the “Board”) of Global Beta ETF Trust (the “Trust”) has not currently approved the commencement of any payments under the Plan.
(2) Based on estimated amounts for the current fiscal year.
(3) The Fund’s investment adviser, Global Beta Advisors LLC (“Adviser”), has agreed to reimburse the Fund through March 31, 2022 for the (i) compensation and expenses of the Trustees who are not interested persons as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), and (ii) fees and expenses of counsel to the Independent Trustees, except for any (a) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Independent Trustees with respect thereto), and (b) extraordinary or non-routine fees or expenses. This expense reimbursement agreement may be terminated at any time by the Board, but may not be terminated by the Adviser prior to March 31, 2022.
Example
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. The example reflects the Fund’s expense reimbursement described above for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS
$30	$472

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. For the fiscal period July 24, 2020 (commencement of operations) through November 30, 2020, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the performance (before fees and expenses) of the Target Index, which is comprised of 100 U.S.-listed companies with operations in the technology sector and that are selected based on a combination of valuation- and growth-related factors. The Target Index may include small, medium, and large capitalization companies.
The Target Index is expected to be predominantly comprised of companies in the technology sector and concentrated (i.e., hold 25% or more of its net assets) in companies in the software sub-industry . To the extent that the Target Index concentrates in securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.
The Target Index’s construction begins with the universe of the 3,000 largest companies by market capitalization whose equity securities are listed on either the New York Stock Exchange or the Nasdaq Stock Market, LLC. Such companies are then screened to keep only companies with a minimum market capitalization of $500 million and whose equity securities meet certain liquidity thresholds (the remaining companies collectively, the “Index Universe”).
For each company in the Index Universe, the Target Index evaluates each company’s valuation relative to its sales growth rate over the prior year. Specifically, the Target Index’s methodology calculates the difference between each company’s recent year-over-year sales growth rate and the annual sales growth rate that would be needed over the next 10 years to justify the company’s current market valuation based primarily on the company’s price-to-sales ratio (such difference, the “Excess Growth Rate”). Companies in the Index Universe whose Excess Growth Rate ranks in the top 75% of companies in the Index Universe are eligible to be included in the Target Index (the “Eligible Companies”).
The Eligible Companies are then evaluated based on the following growth-related factors: market share growth, industry growth, and, to a lesser extent, operating margin growth. Each Eligible Company receives a score for each of the factors. The results for all Eligible Companies for a given factor (e.g., market share growth) are then ranked, and companies whose results rank in the top 20% (i.e., the top quintile) of results receive the highest score while companies in each of the lower quintiles receive scores that decrease with each quintile. Because certain factors are focused on revenue from sub-industries within the technology sector, the scores with respect to such factors will favor companies earning all or a significant portion of their revenue from the technology sector.

Market Share Growth Rate
This factor looks at a company’s year-over-year market share growth rate in sub-industries within the technology sector. A company’s rank will be higher if its combined weighted average market share growth rate across all technology sub-industries is higher than other companies. The weighted average is based on the company's percent of revenues earned in a particular sub-industry.

Industry Growth	This factor looks at technology sub-industries’ year-over-year revenue growth rate. A company’s rank will be higher if the growth rate of the sub-industries it earns revenues from is higher than sub-industries that other companies participate in. This is factored on a weighted average basis. The weighted average is based on the company's percent of revenues earned in that particular sub-industry.
Operating Margin Growth	This factor looks at the year-over-year growth rate of a company’s operating margin. A company’s rank will be higher if its operating margin growth rate is higher.
The Target Index is reconstituted and rebalanced quarterly. At the time of each reconstitution of the Target Index, the 100 Eligible Companies with the highest cumulative scores for the above factors are included in the Target Index and are weighted based on their cumulative scores relative to each other.
The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

The Fund will primarily invest in U.S. companies that are included in the Target Index. The Fund may invest its assets in investments not included in the Target Index, but which the Adviser believes will help the Fund track the Target Index. For example, there may be instances in which the Adviser may choose to purchase or sell investments, including exchange-traded funds (“ETFs”) and other investment company securities and cash and cash equivalents, as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components.
The Fund is classified as “non-diversified” under the 1940 Act, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.
FactSet Research Systems Inc. (the “Index Provider”), in consultation with the Adviser, developed the Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, and administration of the Target Index. The Adviser may from time to time request that the Index Provider make changes to the specifications of the Target Index.
Principal Investment Risks
There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. The Fund is subject to the principal investment risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
Factor Risk. The Target Index, and thus the Fund, seeks to achieve the specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to those factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.
Growth Securities Risk. The Fund invests in growth securities, which may be more volatile than other types of investments, may perform differently than the market as a whole and may underperform when compared to securities with different investment parameters. Under certain market conditions, growth securities have performed better during the later stages of economic recovery (although there is no guarantee that they will continue to do so). Therefore, growth securities may go in and out of favor over time.
Volatility Risk. There is a risk that the present and future volatility of a security will not be the same as it historically has been and thus that the Target Index will not be exposed to less volatile securities. Volatile stocks are subject to sharp swings in value.
Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the Target Index. As a result, the Fund expects to hold constituent securities of the Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Risks related to the Index Provider. There is no assurance that the Index Provider will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indexes, and does not guarantee that the Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider errors will therefore be borne by the Fund and its shareholders.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Target Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities, that are not reflected in the Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund’s NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security. To the extent the Fund uses a representative sampling strategy to track the Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.
Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.
Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.
Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
Concentration Risk. To the extent that the Target Index is concentrated in a particular industry, group of industries or sector, the Fund is also expected to be concentrated in that industry, group of industries or sector, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry, group of industries or sector.
Technology Sector Risk. Technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.
Software Industry Risk. Software companies are subject to the risks of companies in the technology sector (see above), as well as the following additional risks. Software companies can be significantly affected by aggressive pricing, changing domestic demand, the availability and price of components, cyclical market patterns, evolving industry standards, and frequent new product introductions. The success of software companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. Many software companies rely on intellectual property laws to protect their proprietary rights in their products and technologies, and there can be no assurance that a company will be able to prevent misappropriation of technology or that competitors will not independently develop comparable or superior technologies.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Large Capitalization Securities Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Small- and Mid-Capitalization Securities Risk. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small- and mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.
Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.
Large Shareholder Risk. Certain shareholders, including (i) the Adviser and its owners and officers and (ii) other funds or accounts advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Performance Information
Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.
Management
Investment Adviser: Global Beta Advisors LLC
Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Justin Lowry	Since inception (July 2020)	Chief Investment Officer
Vincent T. Lowry	Since inception (July 2020)	Chief Executive Officer

Purchase and Sale of Fund Shares
The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.globalbetaetf.com.
Tax Information
The Fund’s distributions are expected to be taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxed as ordinary income when withdrawn from such tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.